UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2023

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	SRGA	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	On July 27, 2023, Surgalign Holdings, Inc.’s common stock began trading exclusively on the over-the-counter marked under the symbol SRGAQ.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth below in Item 2.03 of this Current Report on Form 8-K under the heading “Digital Asset Purchase Agreement” is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 19, 2023, Surgalign Holdings, Inc. (the “Company”) and certain of its direct and indirect subsidiaries commenced voluntary proceedings under chapter 11 (the “Chapter 11 Cases”) of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Surgalign Holdings, Inc., et al., Cases No. 23-90730 through 23-90737.

Hardware Asset Purchase Agreement

In connection with, the Chapter 11 Cases, the Company previously entered into an asset purchase agreement (the “Hardware Asset Purchase Agreement”) with Xtant Medical Holdings, Inc. (“Xtant”) on June 18, 2023 pursuant to which, subject to the terms and conditions set forth in the Hardware Asset Purchase Agreement, Xtant agreed to acquire certain assets (including the Company’s international subsidiaries) related to the Company’s business of designing, developing and manufacturing hardware medical technology and distributing biologics medical technology, and assume certain specified liabilities of the Company (the “Hardware Liabilities”, and such transactions, the “Hardware Sale”).

On August 9, 2023, the Court entered into an order approving and authorizing the Hardware Sale.

On August 10, 2023, pursuant to the Hardware Asset Purchase Agreement, the Company completed the Hardware Sale, for an aggregate cash purchase price of $5 million and the assumption by Xtant of the Hardware Liabilities, as described in the Hardware Asset Purchase Agreement.

Digital Asset Purchase Agreement

On August 9, 2023, the Company, Surgalign Spine Technologies, Inc., a Delaware corporation (“Surgalign Spine”), Holo Surgical Inc., a Delaware corporation (“Holo Surgical”), and HoloSurgical Technology Inc., a Delaware corporation (together with Surgalign Spine and Holo Surgical, “Sellers”), entered into an Asset Purchase Agreement (the “Digital Asset Purchase Agreement”) with Augmedics, Inc., a Delaware corporation (“Augmedics”), pursuant to which, subject to the terms and conditions set forth in the Digital Asset Purchase Agreement, Augmedics agreed to acquire certain assets of the Sellers related to the Sellers’ business of designing and developing digital health solutions as conducted by Sellers, including the suite of HOLO™ AI medical imaging AI software, the HOLO AI Insights analytics cloud platform, and the HOLO PortalTM augmented reality surgical guidance system (collectively, the “Digital Assets”), and assume certain specified liabilities of the Sellers (collectively, the “Digital Liabilities” and such acquisition of the Digital Assets and assumption of the Digital Liabilities together, the “Digital Sale”) for a total purchase price of $1.5 million in cash (the “Purchase Price”). 10% of the Purchase Price was paid by Augmedics into an escrow account (the “Deposit”), which may be returned to Augmedics in the event of specified trigger events, including termination of the Digital Asset Purchase Agreement, subject to certain exceptions relating to a breach of the Digital Asset Purchase Agreement by Augmedics.

On August 10, 2023, the Court entered into an order approving and authorizing the Digital Sale.

On August 11, 2023, pursuant to the Digital Asset Purchase Agreement, the Company and the Sellers completed the Digital Sale, for an aggregate cash purchase price of $1.5 million and the assumption by Augmedics of the Digital Liabilities, as described in the Digital Asset Purchase Agreement.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases and expectations regarding the Agreements including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in its Chapter 11 Cases, successfully enter into and implement a restructuring plan, emerge from Chapter 11 and achieve significant cash flows from operations; the Company’s plans to sell its assets under the Agreements; the ability to consummate the sales pursuant to the Agreements on a timely basis; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on From 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: August 18, 2023	By:	/s/ Paolo G. Amoruso
	Name:	Paolo G. Amoruso
	Title:	Chief Legal Officer